Smith Barney
Oregon
Municipals
Fund

-------------------------------------
SEMI-ANNUAL REPORT
-------------------------------------

October 31, 1999

Smith Barney
Mutual Funds

             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE

Smith Barney                               HEATH B.    PETER M.
Oregon                                     MCLENDON    COFFEY
Municipals
Fund                                       Chairman    Vice President

Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney Oregon Muni-cipals Fund ("Fund") for the period ended October 31, 1999. We hope you find this report to be useful and informative. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow.

Performance and Investment Strategy Update

For the six months ended October 31, 1999, the Fund's Class A shares returned a negative 5.16% without sales charges. By comparison, the Fund's Lipper, Inc. peer group average posted a total return of a negative 5.04% for the same period. (Lipper, Inc. is a major fund-tracking organization.) Performance information for the Fund's other share classes can be found beginning on page five.

Over the six months covered by the report, the Fund distributed income dividends totaling $0.24 per Class A share. Based on its net asset value ("NAV") of $10.07 as of October 31, 1999, and the current monthly income distribution rate of $0.0415 for Class A shares, the Fund's annualized distribution rate is 4.95% for Class A shares. (Please note a portion of the income from this fund may be subject to the Alternative Minimum Tax ("AMT")).

As of October 31, 1999, the Fund's average call-adjusted maturity was roughly
14.3 years and nearly 86.2% of the Fund's holdings were rated investment grade. In addition, 33% of the Fund's portfolio was rated AAA, the highest-quality bond rating.

Oregon Economic Highlights

Our outlook for the state of Oregon is optimistic based on low levels of tax-supported debt and strong economic growth in recent years, which has resulted in the state's strong financial condition. Moreover, this growth has helped the state to accommodate a mandated shift in school funding. Although Oregon's economic growth has recently slowed due in large part to the reduction of exports

--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                            1
to Asia which until recently has been in a recession, we believe that it will strengthen in 2000.

Oregon has been successful in diversifying its economy from the timber and agriculture industries to the high-technology and services industries. Oregon's rising standard of living has also attracted large numbers of new residents and helped the state to accumulate strategic reserves. Due to its economic success and prudent debt management, Oregon's municipal securities continue to receive high ratings from nationally recognized credit rating agencies.

Municipal Bond Market and Economic Overview

In our opinion, fixed-income markets have recently been held in check due to concerns about the strength of the U.S. economy and the potential for additional interest rate increases by the Federal Reserve Board ("Fed"). Against this backdrop, yields on long-term municipal bonds have increased in recent months. With long-term municipal yields close to 6% and the yield curve steep, we believe extending maturity may be a sound strategy. (The yield curve shows the difference between short- and long-term rates.)

Indeed, since the most recent peak in late June, the yield on current coupon long-term U.S. Treasury bonds is up roughly 20 basis points. (A basis point is a measure of fluctuation of an investment, equal to 1/100 of one percent or 0.01%.) For the same period, the yield on long-term municipals is up more than 50 basis points. Taking a slightly longer view, long-term municipal yields are up nearly 90 basis points from their lows in late January 1999.

The slope of the municipal yield curve has remained steep, reflecting individual investors' aversion to market risk. Currently, 30-year Treasuries yield roughly 90 basis points more than one-year issues. In the municipal market, insured 20-year general market bonds yield approximately 210 basis points more than one-year paper. In our opinion, the "extra" slope resulting from risk aversion makes longer municipals a good fixed-income alternative.

The bond market has had many reasons to trade lower recently, but has resisted them. Instead, the yield for the 30-year Treasury bond has stayed within a narrow 40-basis-point trading range since the beginning of June 1999.

The decline of the U.S. dollar against the Japanese yen has negatively impacted the bond markets during the period under review. Even so, because the dollar's weakness has been limited to the yen, there has been little concern about possible capital outflows from the U.S. or an increase in domestic inflation. Similarly, the recent rise in oil prices has not translated into higher bond yields because inflation appears to be well contained. The same holds true for the recent surge in gold prices, which we do not view as a sign of either higher inflation or higher yields.

--------------------------------------------------------------------------------
2                                        1999 Semi-Annual Report to Shareholders

Fixed-income prices have come under some pressure as a result of higher interest rates, a strong U.S. economy and improving market and economic conditions overseas. U.S. Treasuries have remained in a narrow trading range just above 6%, while long-term municipal bonds are yielding approximately 95% of long-term U.S. Treasury bonds. Under typical market conditions, municipal bonds yield roughly 85% of similar-maturity U.S. Treasury bonds.

On an optimistic note, the lack of supply in the market has been a positive factor for bonds. As the U.S. Treasury Department continues to pay down the national debt, the latest figures from the Clinton Administration show an estimated budget surplus of roughly $115 billion for the current fiscal year.

Municipal Bond Market Outlook

Presently, the U.S. economy appears to be in a tug-of-war. On the one hand, inflation appears to be well contained. On the other hand, most economic observers -- including most Fed officials -- want the economy to slow from its current 4% annual growth rate in order to forestall a possible rebound in inflation. We believe that a modest amount of additional restraint could put the U.S. economy on a path toward sustainable, noninflationary growth.

In our opinion, the recent rise in interest rates has created several buying opportunities. We believe that we can maintain a competitive level of tax-exempt income consistent with prudent investing and careful assessment of credit quality. Yields on municipal securities have risen quite substantially and the long end of the yield curve continues to favor municipal bonds. We also think that current market conditions should be supportive for municipal bonds for the remainder of 1999.

Municipal bonds could become a scarce commodity as the calendar nears January 1, 2000. Amid recent heavy issuance, municipal securities have become so plentiful that many prices have declined to year lows. This increased volume has resulted in lower prices and higher yields.

However, this could soon change as issuance decreases and investors shy away from the markets due to Y2K concerns. Typically, new issue volume over the past 15 years has fallen by an average of 33% in January and February from November and December.

In our opinion, the bolstered yields resulting from Y2K concerns and supply pressures are reaching levels that make municipal issues good investment opportunities. We also believe that yields have peaked, and that the best investment opportunities may be in spread products such as municipal issues.

                            (continued on page four)

--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                            3

In closing, we would like to thank you for your investment in the Smith Barney Oregon Municipals Fund. We look forward to helping you achieve your financial goals.

Sincerely,

/s/ Health B. McLendon                      /s/ Peter M. Coffey
Heath B. McLendon                           Peter M. Coffey
Chairman                                    Vice President

November 8, 1999

--------------------------------------------------------------------------------
4                                        1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
                    Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                Net Asset Value
                           -------------------------
                            Beginning        End          Income       Capital Gain        Total
Period Ended                of Period     of Period     Dividends     Distributions       Returns(1)
----------------------------------------------------------------------------------------------------
10/31/99                    $10.87        $10.07        $0.24         $0.00              (5.16)%+
----------------------------------------------------------------------------------------------------
4/30/99                      10.76         10.87         0.49          0.09               6.56
----------------------------------------------------------------------------------------------------
4/30/98                      10.27         10.76         0.52          0.00               9.97
----------------------------------------------------------------------------------------------------
4/30/97                      10.26         10.27         0.54          0.15               7.01
----------------------------------------------------------------------------------------------------
4/30/96                      10.09         10.26         0.54          0.06               7.70
----------------------------------------------------------------------------------------------------
Inception* - 4/30/95++        9.55         10.09         0.49          0.00              11.08+
----------------------------------------------------------------------------------------------------
Total                                                   $2.82         $0.30
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                                Net Asset Value
                           -------------------------
                            Beginning        End          Income       Capital Gain        Total
Period Ended                of Period     of Period     Dividends     Distributions       Returns(1)
----------------------------------------------------------------------------------------------------
10/31/99                    $10.85        $10.06        $0.22         $0.00              (5.33)%+
----------------------------------------------------------------------------------------------------
4/30/99                      10.75         10.85         0.44          0.09               5.94
----------------------------------------------------------------------------------------------------
4/30/98                      10.26         10.75         0.47          0.00               9.43
----------------------------------------------------------------------------------------------------
4/30/97                      10.25         10.26         0.49          0.15               6.48
----------------------------------------------------------------------------------------------------
4/30/96                      10.09         10.25         0.49          0.06               7.09
----------------------------------------------------------------------------------------------------
Inception* - 4/30/95++        9.55         10.09         0.45          0.00              10.59+
----------------------------------------------------------------------------------------------------
Total                                                   $2.56         $0.30
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                              Net Asset Value
                         -------------------------
                          Beginning        End          Income       Capital Gain        Total
Period Ended              of Period     of Period     Dividends     Distributions       Returns(1)
----------------------------------------------------------------------------------------------------
10/31/99                  $10.86        $10.07        $0.22         $0.00              (5.34)%+
----------------------------------------------------------------------------------------------------
4/30/99                   10.76         10.86         0.44          0.09                5.90
----------------------------------------------------------------------------------------------------
4/30/98                   10.27         10.76         0.46          0.00                9.38
----------------------------------------------------------------------------------------------------
4/30/97                   10.26         10.27         0.48          0.15                6.43
----------------------------------------------------------------------------------------------------
Inception* - 4/30/96      10.28         10.26         0.47          0.06               4.99 +
----------------------------------------------------------------------------------------------------
Total                                                 $2.07         $0.30
----------------------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                            5

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                          Without Sales Charges(1)
                                ---------------------------------------------
                                   Class A         Class B         Class L
-----------------------------------------------------------------------------
Six Months Ended 10/31/99+        (5.16)%         (5.33)%       (5.34)%
-----------------------------------------------------------------------------
Year Ended 10/31/99               (3.38)          (3.87)        (3.90)
-----------------------------------------------------------------------------
Inception* through 10/31/99        6.69++          6.15++        4.66
-----------------------------------------------------------------------------

                                            With Sales Charges(2)
                                ---------------------------------------------
                                   Class A         Class B         Class L
-----------------------------------------------------------------------------
Six Months Ended 10/31/99+        (8.93)%         (9.50)%       (7.21)%
-----------------------------------------------------------------------------
Year Ended 10/31/99               (7.26)          (7.99)        (5.76)
-----------------------------------------------------------------------------
Inception* through 10/31/99        5.89++          6.15++        4.43
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------

                                           Without Sales Charges(1)
---------------------------------------------------------------------
Class A (Inception* through 10/31/99)              42.27%++
---------------------------------------------------------------------
Class B (Inception* through 10/31/99)               38.41++
---------------------------------------------------------------------
Class L (Inception* through 10/31/99)                22.53
---------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.00% and 1.00%, respectively. Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ Total return is not annualized, as it may not be representative of the total return for the year.

* The inception date for Class A and B shares is May 23, 1994 and May 16, 1995 for Class L shares.

++ Total return includes the effect of the cash contribution to capital from the investment adviser which was made on October 24, 1994. Without this cash contribution the total returns would have been:

                                                         Class A      Class B
-----------------------------------------------------------------------------
   Inception* through 4/30/95                              6.23%       5.55%
-----------------------------------------------------------------------------
   Inception* through 10/31/99:
    Average Annual Total Return Without Sales Charges      6.04%       5.42%
    Average Annual Total Return With Sales Charges         5.24        5.42
-----------------------------------------------------------------------------
   Cumulative Total Return                                37.61%      33.31%
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
6                                        1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

             Growth of $10,000 Invested in Class A and B Shares of
                    Smith Barney Oregon Municipals Fund vs.
                   the Lehman Brothers Municipal Bond Index+
--------------------------------------------------------------------------------
                            May 1994 -- October 1999

[Begin chart]
5/23/99        9598   10000   10000
4/95          10662   10609   10574
4/96          11483   11442   11414
4/97          12287   12310   12172
4/98          13512   13559   13305
4/99          14398   14520   14230
10/31/99      13655   13841   13737
[End Chart]

+ Hypothetical illustration of $10,000 invested in Class A and B shares on May
  23, 1994 (inception date), assuming deduction of the maximum 4.00% sales charge at the time of investment for Class A shares and the deduction of the maximum 4.50% CDSC for Class B shares, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. The illustration also assumes reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1999. The Lehman Brothers Municipal Bond Index is a broad based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other class of shares may be greater or less than Class A and B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

* This figure includes the effect of the cash contribution to capital from the investment adviser.

--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                            7

--------------------------------------------------------------------------------
Portfolio Highlights (unaudited)                  October 31, 1999
--------------------------------------------------------------------------------

Portfolio Breakdown

[Begin  chart]
Miscellaneous          8.3%
Tax Allocation         0.7%
Education             13.3%
Utilities              6.4%
General Obligation    11.9%
Industrial Development 2.7%
Water and Sewer        4.8%
Hospitals              9.6%
Life Care Systems      4.9%
Transportation         8.7%
Housing               24.5%
Short-Term             4.2%
[End Chart]

Summary of Investments by Combined Ratings

                        Standard &       Percentage of
 Moody's     and/or       Poor's       Total Investments
--------------------------------------------------------
   Aaa                      AAA               33.0%
    Aa                      AA                25.4
    A                        A                15.2
   Baa                      BBB               12.6
    NR                      NR                13.8
                                             -----
                                             100.0%
                                             =====

--------------------------------------------------------------------------------
8                                        1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)               October 31, 1999
--------------------------------------------------------------------------------

     FACE
    AMOUNT     RATING (a)                          SECURITY                            VALUE
---------------------------------------------------------------------------------------------
 Education -- 13.3%
  $1,000,000   AAA          Columbia County School District No. 502,
                             FGIC-Insured, zero coupon due 6/1/18                    $331,250
   1,000,000   AAA          Marion County School District No. 103C, Woodburn
                             Deferred Interest, Series B, FGIC-Insured,
                             zero coupon due 11/1/12                                  482,500
   1,000,000   AAA          Oregon Health Sciences, University Revenue, Series A,
                             MBIA-Insured, zero coupon due 7/1/13                     460,000
   1,000,000   AA           Oregon State Board Higher Education, Series A,
                             6.000% due 8/1/26                                      1,072,500
     430,000   A3*          Oregon State Health, Housing, Educational & Cultural
                             Facilities Authority, Series A, (Oak Tree Foundation
                             Project), 6.100% due 5/1/15                              435,375
                            Umatilla County:
     610,000   AAA           Blue Mountain Community College District,
                              AMBAC-Insured, 5.250% due 6/15/13                       597,037
   1,000,000   AAA           School District No. 8R, (Hermiston Project), GO,
                              MBIA-Insured, 5.050% due 6/15/16                        913,750
                            Washington County School District No. 088J,
                             (Sherwood Project), FSA-Insured:
     100,000   AAA             6.100% due 6/1/12                                      104,500
     400,000   AAA             Pre-Refunded -- Escrowed with U.S. government
                                securities to 6/1/05 Call @ 100,
                                6.100% due 6/1/12(b)                                  426,000
---------------------------------------------------------------------------------------------
                                                                                   4,822,912
---------------------------------------------------------------------------------------------
General Obligation -- 11.9%
     450,000   AAA          Chemeketa Community College District, GO,
                             FGIC-Insured, 5.800% due 6/1/12                          473,062
     500,000   AAA          Lane County Bethel, GO, School District No. 052,
                             FGIC-Insured, 6.400% due 12/1/09                         535,625
     500,000   AAA          Lincoln County School District, GO, Series 95,
                             FGIC-Insured, 5.250% due 6/15/12                         490,625
     480,000   AA           Oregon State Veterans Welfare, GO, Series 76A,
                             5.900% due 10/1/17                                       485,400
                            Puerto Rico Commonwealth, GO, Public Improvement
                             Refunding Bonds:
   1,000,000   A              5.500% due 7/1/13                                     1,000,000
   1,000,000   AAA            AMBAC-Insured, 4.500% due 7/1/23                        808,750
     500,000   Aaa*         Yamhill County School District No. 040, GO,
                             FGIC-Insured, 5.600% due 6/1/16                          500,000
---------------------------------------------------------------------------------------------
                                                                                    4,293,462
---------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                            9

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)   October 31, 1999
--------------------------------------------------------------------------------

     FACE
    AMOUNT     RATING (a)                             SECURITY                               VALUE
---------------------------------------------------------------------------------------------------
Hospitals -- 9.6%
    $500,000   A            Benton County Hospital Facility Authority Revenue,
                             (Samaritan Health Services Project),
                             5.200% due 10/1/17                                            $451,875
                            Clackamas County Hospital Facility Authority Revenue:
   1,000,000   AA            Legacy Health Systems, 5.500% due 2/15/14                      976,250
   1,000,000   Baa1*         Williamette Falls Hospital Project, 6.000% due 4/1/19          937,500
     595,000   BBB+         Klamath Falls Intercommunity Hospital Authority
                             Revenue, (Gross-Merle West Medical Center Project),
                             7.100% due 9/1/24                                              613,594
     500,000   BBB-         Puerto Rico Industrial Tourist Education, Medical &
                             Environmental Control Facilities, (Ryder Memorial
                             Hospital Project), Series A, 6.700% due 5/1/24                 511,250
---------------------------------------------------------------------------------------------------
                                                                                          3,490,469
---------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 15.1%
     215,000   Aa2*         Oregon State Housing & Community Services,
                             Housing & Finance Revenue Bonds, Assisted or
                             Insured Multi-Unit Mortgages, Series A, FHA-Insured,
                             6.800% due 7/1/13                                              222,794
                            Portland Housing Authority, Multi-Family Revenue, Series A:
     500,000   Aa1*          Cherry Blossom Apartments, GNMA-Collateralized,
                              6.100% due 12/20/26(c)                                        509,375
   1,000,000   Aa3*          Cherry Ridge Project, 6.250% due 5/1/12(c)                   1,015,000
     300,000   NR             Sr. Lien Revenue, (Fairview Woods Project),
                              Pre-Refunded -- Escrowed with U.S. government
                              securities to 8/1/04 Call @ 100,
                              6.875% due 8/1/14(b)                                          327,000
     555,000   AAA          Portland Multi-Family Revenue, Collins Circle Apartments,
                             FNMA-Collateralized, 5.125% due 6/1/21(c)                      498,806
                            Washington County Housing Authority, Multi-Family Revenue:
   1,000,000   NR            Affordable Housing Pool, Series A, 6.000% due 7/1/20           916,250
   1,000,000   Aa3*          Bethany Meadows Project, 6.250% due 8/1/13(c)                1,016,250
   1,000,000   AAA           Tualatin Meadows Project, FNMA-Collateralized,
                              5.900% due 11/1/18(c)                                         978,750
---------------------------------------------------------------------------------------------------
                                                                                          5,484,225
---------------------------------------------------------------------------------------------------
Housing: Single-Family -- 9.4%
                            Oregon State Housing & Community Services, Mortgage
                             Revenue Bonds, Single-Family Mortgage Program:
   2,000,000   Aa2*           Series B, 6.875% due 7/1/28                                 2,075,000
     310,000   Aa2*           Series D, 6.500% due 7/1/24(c)                                315,427
     500,000   A            Portland Housing Authority Revenue, Pooled Housing,
                             Series A, 5.000% due 1/1/19                                    450,625

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
10                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)   October 31, 1999
--------------------------------------------------------------------------------

     FACE
    AMOUNT     RATING (a)                           SECURITY                             VALUE
------------------------------------------------------------------------------------------------
Housing: Single-Family -- 9.4% (continued)
    $320,000   AAA          Puerto Rico Housing Bank & Finance Agency, Single-
                             Family Mortgage Revenue, Affordable Housing
                             Mortgage-Portfolio I, GNMA/FNMA/FHLMC-
                             Collateralized, 6.250% due 4/1/29(c)                       $326,400
     240,000   AAA          Virgin Islands HFA, Single-Family Mortgage Revenue,
                             Program A, GNMA-Collateralized,
                             6.450% due 3/1/16(c)                                        244,800
------------------------------------------------------------------------------------------------
                                                                                       3,412,252
------------------------------------------------------------------------------------------------
Industrial Development -- 2.7%
   1,000,000   Baa2*        Oregon State EDR, Georgia-Pacific Corp., Series CVLII,
                             6.350% due 8/1/25(c)                                        991,250
------------------------------------------------------------------------------------------------
Life Care Systems -- 4.9%
     400,000   NR           Albany Hospital Facilities Authority Revenue, Mennonite
                             Home of Albany Inc., 5.900% due 10/1/20                     367,000
                            Clackamas County Hospital Facilities Authority Revenue:
     500,000   NR            Robison Jewish Home Project, 6.250% due 10/1/28             472,500
   1,000,000   NR            Senior Living Facility Mary's Woods at Marylhurst,
                             Series A, 6.625% due 5/15/29                                947,500
------------------------------------------------------------------------------------------------
                                                                                       1,787,000
------------------------------------------------------------------------------------------------
Miscellaneous -- 8.3%
     435,000   A3*          Deschutes County COP, 5.000% due 6/1/16                      386,606
     345,000   NR           Lebanon Urban Renewal Agency, 5.500% due 6/1/14              325,163
                            Oregon State Bond Bank Revenue, Economic
                             Development Department, Series 1:
      50,000   A2*            6.700% due 1/1/15                                           53,312
     550,000   A2*            Pre-Refunded -- Escrowed with U.S. government
                               securities to 1/1/03 Call @ 102,
                               6.700% due 1/1/15(b)                                      593,312
     500,000   AAA          Oregon State Department of Administrative Services,
                             COP, Series A, AMBAC-Insured, 5.800% due 5/1/24             529,375
     500,000   BBB          Puerto Rico Housing Bank & Finance Agency, Kidder,
                             7.500% due 12/1/06                                          551,875
     500,000   BBB-         Virgin Islands Public Finance Authority Revenue,
                             Sr. Lien, Series A, 5.500% due 10/1/18                      463,125
     100,000   NR           Western Generation Agency, (Wauna Cogeneration
                             Project), Series B, 7.250% due 1/1/09(c)                    104,250
------------------------------------------------------------------------------------------------
                                                                                       3,007,018
------------------------------------------------------------------------------------------------
Short-Term (d) -- 4.2%
   1,500,000   Aa3*         Oregon State Veterans Welfare, GO, Series 73E,
                             3.450% due 12/1/16                                        1,500,000
------------------------------------------------------------------------------------------------
Tax Allocation -- 0.7%
     250,000   A-           Medford Urban Renewal Agency, Tax Revenue, Series A,
                             5.875% due 9/1/10                                           252,187
------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                           11

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)   October 31, 1999
--------------------------------------------------------------------------------

     FACE
    AMOUNT     RATING (a)                             SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
Transportation -- 8.7%
                            Port Portland Airport Revenue, Portland
                             International Airport:
    $500,000   AAA            Series 12C, 5.000% due 7/1/18(c)                              $438,125
   1,000,000   AAA            Series B, AMBAC-Insured, 5.500% due 7/1/18(c)                  947,500
   1,500,000   A            Puerto Rico Commonwealth Highway & Transportation
                             Authority, Highway Revenue, Series Y,
                             5.000% due 7/1/36                                              1,261,875
     500,000   Baa2*        Puerto Rico Port Authority Revenue, Special Facilities,
                             (American Airlines Project), Series A,
                             6.250% due 6/1/26(c)                                             488,750
----------------------------------------------------------------------------------------------------
                                                                                           3,136,250
----------------------------------------------------------------------------------------------------
Utilities -- 6.4%
     500,000   AAA          Guam Power Authority Revenue, Series A,
                             6.300% due 10/1/22                                               536,875
   1,000,000   NR           Klamath Falls Electric Revenue, Sr. Lien,
                             5.875% due 1/1/16                                                936,250
   1,000,000   AAA          Puerto Rico Electric Power Authority, Series EE,
                             4.500% due 7/1/18                                                831,250
----------------------------------------------------------------------------------------------------
                                                                                           2,304,375
----------------------------------------------------------------------------------------------------
Water and Sewer -- 4.8%
     250,000   A+           Beavertown Water Revenue, Series 1994,
                             6.125% due 6/1/14                                                255,000
     360,000   A+           Clackamas County Service District No. 001, Sewer
                             Revenue, 6.375% due 10/1/14                                      374,400
     500,000   AAA          Klamath Falls Water Revenue, FSA-Insured,
                             5.600% due 7/1/16                                                498,125
     600,000   NR           Port Umatilla Water Revenue, 6.650% due 8/1/22(c)                618,000
----------------------------------------------------------------------------------------------------
                                                                                           1,745,525
----------------------------------------------------------------------------------------------------
                            TOTAL INVESTMENTS -- 100%
                            (Cost -- $36,769,320**)                                      $36,226,925
----------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service with the exception of those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
(b) Pre-Refunded bonds escrowed with U.S. government securities are considered by the investment adviser to be triple-A rated even if the issuer has not applied for new ratings.
(c) Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.
(d) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
**  Aggregate cost for Federal income tax purposes is substantially the same.

See pages 13 and 14 for definition of ratings and certain security descriptions.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
12                                       1999 Semi-Annual Report to Shareholders

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

TAAA  --   Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
AA    --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A     --   Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB   --   Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa   --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa    --   Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa"
           group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A     --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa   --   Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
NR    --   Indicates that the bond is not rated by Standard & Poor's or Moody's.


--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                           13

  Short-Term Security Ratings (unaudited)

SP-1     --    Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1      --    Standard & Poor's highest commercial paper and variable-rate demand obligation
               (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1   --    Moody's highest rating for issues having a demand feature--VRDO.
P-1      --    Moody's highest rating for commercial paper and for VRDO prior to the advent of the
               VMIG 1 rating.

--------------------------------------------------------------------------------
Security Descriptions (unaudited)

ABAG     --    Association of Bay Area
                Governments
AIG      --    American International Guaranty
AMBAC    --    AMBAC Indemnity Corporation
BAN      --    Bond Anticipation Notes
BIG      --    Bond Investors Guaranty
CGIC     --    Capital Guaranty Insurance
                Company
CHFCLI   --    California Health Facility
                Construction Loan Insurance
CONNIE   --    College Construction Loan
  LEE           Insurance Association
COP      --    Certificate of Participation
EDA      --    Economic Development Authority
EDR      --    Economic Development Revenue
ETM      --    Escrowed To Maturity
FGIC     --    Financial Guaranty Insurance
                Company
FHA      --    Federal Housing Administration
FHLMC    --    Federal Home Loan Mortgage
                Corporation
FLAIRS   --    Floating Adjustable Interest
                Rate Securities
FNMA     --    Federal National Mortgage
                Association
FRTC     --    Floating Rate Trust Certificates
FSA      --    Financing Security Assurance
GIC      --    Guaranteed Investment Contract
GNMA     --    Government National Mortgage
                Association
GO       --    General Obligation
HDC      --    Housing Development
                Corporation
HFA      --    Housing Finance Authority
IDA      --    Industrial Development
                Authority
IDB      --    Industrial Development Board
IDR      --    Industrial Development
                Revenue
INFLOS   --    Inverse Floaters
ISD      --    Independent School District
LOC      --    Letter of Credit
MBIA     --    Municipal Bond Investors
                Assurance Corporation
MVRICS   --    Municipal Variable Rate Inverse
                Coupon Security
PCR      --    Pollution Control Revenue
PSF      --    Permanent School Fund
RAN      --    Revenue Anticipation Notes
RIBS     --    Residual Interest Bonds
RITES    --    Residual Interest Tax-Exempt
                Securities
TAN      --    Tax Anticipation Notes
TECP     --    Tax-Exempt Commercial Paper
TOB      --    Tender Option Bonds
TRAN     --    Tax and Revenue Anticipation
                Notes
SYCC     --    Structured Yield Curve
                Certificate
VA       --    Veterans Administration
VRDD     --    Variable Rate Daily
                Demand
VRWE     --    Variable Rate Wednesday
                Demand

--------------------------------------------------------------------------------
14                                       1999 Semi-Annual Report to Shareholders

Statement of Assets and Liabilities (unaudited)   October 31, 1999

ASSETS:
 Investments, at value (Cost -- $36,769,320)                          $36,226,925
 Interest receivable                                                      632,874
 Receivable for Fund shares sold                                            1,908
---------------------------------------------------------------------------------
 Total Assets                                                          36,861,707
---------------------------------------------------------------------------------
LIABILITIES:
 Payable to bank                                                          387,050
 Dividends payable                                                        138,936
 Administration fees payable                                               57,817
 Investment advisory fees payable                                          15,429
 Distribution fees payable                                                  2,949
 Accrued expenses                                                          38,212
---------------------------------------------------------------------------------
 Total Liabilities                                                        640,393
---------------------------------------------------------------------------------
Total Net Assets                                                      $36,221,314
---------------------------------------------------------------------------------
NET ASSETS:
 Par value of shares of beneficial interest                           $     3,598
 Capital paid in excess of par value                                   37,131,165
 Undistributed net investment income                                       28,258
 Accumulated net realized loss from security transactions                (399,312)
 Net unrealized depreciation of investments                              (542,395)
---------------------------------------------------------------------------------
Total Net Assets                                                      $36,221,314
---------------------------------------------------------------------------------
Shares Outstanding:
  Class A                                                               1,460,934
---------------------------------------------------------------------------------
  Class B                                                               1,774,909
---------------------------------------------------------------------------------
  Class L                                                                 362,623
---------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                           $10.07
---------------------------------------------------------------------------------
  Class B*                                                                 $10.06
---------------------------------------------------------------------------------
  Class L**                                                                $10.07
---------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
 Class A (net asset value plus 4.17% of net asset value per share)         $10.49
---------------------------------------------------------------------------------
 Class L (net asset value plus 1.01% of net asset value per share)         $10.17
---------------------------------------------------------------------------------

 * Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 4).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                           15

Statement of Operations (unaudited)

For the Six Months Ended October 31, 1999


INVESTMENT INCOME:
 Interest                                                                 $1,060,771
------------------------------------------------------------------------------------
EXPENSES:
 Distribution fees (Note 4)                                                   85,110
 Investment advisory fees (Note 4)                                            56,471
 Administration fees (Note 4)                                                 37,647
 Audit and legal                                                              15,501
 Shareholder and system servicing fees                                        13,596
 Shareholder communications                                                   13,252
 Trustees' fees                                                                7,551
 Pricing service fees                                                          3,602
 Registration fees                                                             3,251
 Custody                                                                       1,050
 Other                                                                         4,406
------------------------------------------------------------------------------------
 Total Expenses                                                              241,437
 Less: Investment advisory and administration fee waivers (Note 4)           (28,236)
------------------------------------------------------------------------------------
 Net Expenses                                                                213,201
------------------------------------------------------------------------------------
Net Investment Income                                                        847,570
------------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 5):
 Realized Loss From Security Transactions
  (excluding short-term securities):
  Proceeds from sales                                                     12,822,220
  Cost of securities sold                                                 13,275,747
------------------------------------------------------------------------------------
 Net Realized Loss                                                          (453,527)
------------------------------------------------------------------------------------
 Change in Net Unrealized Appreciation (Depreciation) of Investments:
  Beginning of period                                                      1,898,002
  End of period                                                             (542,395)
------------------------------------------------------------------------------------
 Increase in Net Unrealized Depreciation                                  (2,440,397)
------------------------------------------------------------------------------------
Net Loss on Investments                                                   (2,893,924)
------------------------------------------------------------------------------------
Decrease in Net Assets From Operations                                   $(2,046,354)
------------------------------------------------------------------------------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
16                                       1999 Semi-Annual Report to Shareholders

Statements of Changes in Net Assets

For the Six Months Ended October 31, 1999 (unaudited) and the Year Ended April 30, 1999

                                                                       October 31        April 30
-------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income                                                 $847,570        $1,463,042
 Net realized gain (loss)                                              (453,527)          136,136
 Increase in net unrealized appreciation (depreciation)              (2,440,397)          430,108
-------------------------------------------------------------------------------------------------
 Increase (Decrease) in Net Assets From Operations                   (2,046,354)        2,029,286
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 3):
 Net investment income                                                 (820,331)       (1,479,516)
 Net realized gains                                                          --          (282,224)
-------------------------------------------------------------------------------------------------
 Decrease in Net Assets From Distributions to Shareholders             (820,331)       (1,761,740)
-------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
 Net proceeds from sale of shares                                     2,733,426         9,452,267
 Net asset value of shares issued for reinvestment of dividends         436,094         1,169,668
 Cost of shares reacquired                                           (3,065,528)       (3,077,154)
-------------------------------------------------------------------------------------------------
 Increase in Net Assets From Fund Share Transactions                    103,992         7,544,781
-------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                    (2,762,693)        7,812,327
NET ASSETS:
 Beginning of period                                                 38,984,007        31,171,680
-------------------------------------------------------------------------------------------------
 End of period*                                                     $36,221,314       $38,984,007
-------------------------------------------------------------------------------------------------
* Includes undistributed net investment income:                         $28,258            $1,019
-------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                           17

Notes to Financial Statements (unaudited)

1. Significant Accounting Policies

Smith Barney Oregon Municipals Fund ("Fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (f) direct expenses are charged to the Fund and each class; investment advisory, administration fees and general fund expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At April 30, 1999, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, reclassifications were made from total paid-in capital to accumulated net realized gains and overdistributed net investment income in the amounts of $32,591 and $4,046, respectively. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Fund Concentration

Since the Fund invests primarily in obligations of issuers within Oregon, it is subject to possible concentration risks associated with economic, political or legal developments or industrial or regional matters specifically affecting Oregon.

--------------------------------------------------------------------------------
18                                       1999 Semi-Annual Report to Shareholders

3. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually. Additional taxable distributions may be made if necessary to avoid a Federal excise tax.

4. Investment Advisory Agreement, Administration Agreement and
   Affiliated Transactions

SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays SSBC an investment advisory fee calculated at an annual rate of 0.30% of the Fund's average daily net assets. This fee is calculated daily and paid monthly. SSBC waived $16,942 of the investment advisory fees for the Fund for the six months ended October 31, 1999.

SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $500 million and 0.18% of the average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly. SSBC waived $11,294 of its administration fees for the six months ended October 31, 1999.

CFBDS, Inc. acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as members of the selling group.

There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

For the six months ended October 31, 1999, SSB and CFBDS received sales charges of $10,000 and $7,000 on sales of the Fund's Class A and Class L shares, respectively. In addition, CDSCs paid to SSB were approximately $19,000 for Class B shares.

--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                           19

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.15% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to its Class B and L shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets for each class, respectively. For the six months ended October 31, 1999, total Distribution Plan fees incurred were:

                            Class A     Class B      Class L
------------------------------------------------------------
Distribution Plan Fees     $11,437     $61,363      $12,310
------------------------------------------------------------

All officers and one Trustee of the Fund are employees of SSB.

5. Investments
During the six months ended October 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

-------------------------
Purchases     $11,787,126
-------------------------
Sales         $12,822,220
-------------------------

At October 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

-----------------------------------------------
Gross unrealized appreciation         $ 534,782
Gross unrealized depreciation        (1,077,177)
-----------------------------------------------
Net unrealized depreciation           $(542,395)
-----------------------------------------------

6. Futures Contracts

Initial margin deposits are made upon entering into futures contracts and are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

--------------------------------------------------------------------------------
20                                       1999 Semi-Annual Report to Shareholders

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At October 31, 1999, the Fund had no open futures contracts.

7. Shares of Beneficial Interest
At October 31, 1999, the Fund had an unlimited number of shares of beneficial interest authorized with par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At October 31, 1999, total paid-in capital amounted to the following for each class:

                              Class A          Class B         Class L
----------------------------------------------------------------------
Total Paid-in Capital     $15,029,536      $18,243,929      $3,861,298
----------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                         Six Months Ended                     Year Ended
                                         October 31, 1999                   April 30, 1999
                                  -------------------------------   ----------------------------
                                      Shares           Amount          Shares           Amount
------------------------------------------------------------------------------------------------
Class A
Shares sold                            74,336         $ 784,351        340,767        $3,725,265
Shares issued on reinvestment          18,200           190,535         45,010           491,631
Shares reacquired                    (103,242)       (1,089,985)       (63,742)         (698,280)
------------------------------------------------------------------------------------------------
Net Increase (Decrease)               (10,706)        $(115,099)       322,035        $3,518,616
------------------------------------------------------------------------------------------------
Class B
Shares sold                           111,398        $1,167,154        395,222        $4,317,774
Shares issued on reinvestment          18,665           195,103         53,382           582,138
Shares reacquired                    (182,705)       (1,904,727)      (173,824)       (1,903,362)
------------------------------------------------------------------------------------------------
Net Increase (Decrease)               (52,642)        $(542,470)       274,780        $2,996,550
------------------------------------------------------------------------------------------------
Class L+
Shares sold                            74,047         $ 781,921        128,930        $1,409,228
Shares issued on reinvestment           4,825            50,456          8,787            95,899
Shares reacquired                      (6,807)          (70,816)       (43,294)         (475,512)
------------------------------------------------------------------------------------------------
Net Increase                           72,065         $ 761,561         94,423        $1,029,615
------------------------------------------------------------------------------------------------

+ On June 12, 1998, Class C shares were renamed Class L shares.

--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                           21

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended April 30, except where noted:

Class A Shares                           1999(1)(2)        1999(2)       1998        1997        1996         1995(3)(4)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period                     $10.87            $10.76        $10.27     $10.26       $10.09           $ 9.55
------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income(5)                   0.25              0.49          0.53        0.54        0.55             0.49
 Net realized and
   unrealized gain (loss)                  (0.81)             0.20          0.48        0.16        0.22             0.54
------------------------------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                          (0.56)             0.69          1.01        0.70        0.77             1.03
------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                     (0.24)            (0.49)        (0.52)      (0.54)      (0.54)           (0.49)
 Net realized gains                           --             (0.09)           --       (0.13)      (0.06)             --
 In excess of net realized gains              --                --            --       (0.02)         --              --
------------------------------------------------------------------------------------------------------------------------
Total Distributions                        (0.24)            (0.58)        (0.52)      (0.69)      (0.60)           (0.49)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period            $10.07            $10.87        $10.76      $10.27      $10.26           $10.09
------------------------------------------------------------------------------------------------------------------------
Total Return                               (5.16)%++          6.56%         9.97%       7.01%       7.70%           11.08%++
------------------------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (000s)                   $14,717           $15,994       $12,371      $9,769      $7,520           $6,323
------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses(5)                                0.82%+            0.87%         0.65%       0.65%       0.66%            0.82%+
 Net investment income                      4.76+             4.49          4.96        5.21        5.21             5.28+
------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       31%               28%           49%         37%         75%              30%
------------------------------------------------------------------------------------------------------------------------

(1) For the six months ended October 31, 1999 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period from May 23, 1994 (inception date) to April 30, 1995.
(4) Total return for Class A shares for the period ended April 30, 1995 includes the effect of the cash contribution from the adviser which was made on October 24, 1994. The total amount of this contribution was $251,349. Without this cash contribution the total return would have been 6.23%.
(5) The investment adviser and administrator waived all or part of their fees for the six months ended October 31, 1999 and the years ended April 30, 1999, 1998, 1997, 1996 and the period ended April 30, 1995. In addition, the investment adviser has reimbursed the Fund for $53,166, $85,446 and $64,336 in expenses for the years ended April 30, 1997, 1996 and the period ended April 30, 1995, respectively. If such fees were not waived and expenses were not reimbursed, the per share effect on the net investment income and the ratios of expenses to average net assets would have been as follows:

                                      Per Share Decreases
                                    to Net Investment Income
                    ------------------------------------------------------------
                    1999(1)     1999       1998       1997       1996       1995
                    ------      ----       ----       ----       ----       ----
Class A             $0.01       $0.01      $0.05      $0.07      $0.11      $0.12

                                          Expense Ratios
                                       Without Fee Waivers
                                        and Reimbursements
                   --------------------------------------------------------------
                   1999(1)      1999       1998       1997       1996        1995
                   ------       ----       ----       ----       ----        ----
Class A            0.96%+       0.99%      1.12%      1.41%      1.75%       2.05%+

 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.

--------------------------------------------------------------------------------
22                                       1999 Semi-Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended April 30, except where noted:

Class B Shares                          1999(1)(2)         1999(2)         1998        1997        1996        1995(3)(4)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period                     $10.85            $10.75        $10.26      $10.25      $10.09            $9.55
-------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income(5)                   0.22              0.43          0.48        0.48        0.49             0.44
 Net realized and
   unrealized gain (loss)                  (0.79)             0.20          0.48        0.17        0.22             0.55
-------------------------------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                          (0.57)             0.63          0.96        0.65        0.71             0.99
-------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                     (0.22)            (0.44)        (0.47)      (0.49)      (0.49)           (0.45)
 Net realized gains                           --             (0.09)           --       (0.13)      (0.06)             --
 In excess of net realized gains              --                --            --       (0.02)         --              --
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                        (0.22)            (0.53)        (0.47)      (0.64)      (0.55)           (0.45)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period            $10.06            $10.85        $10.75      $10.26      $10.25           $10.09
-------------------------------------------------------------------------------------------------------------------------
Total Return                               (5.33)%++          5.94%         9.43%       6.48%       7.09%          10.59%++
-------------------------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (000s)                   $17,853           $19,833       $16,691     $13,184      $9,861           $6,558
-------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses(5)                                1.32%+            1.39%         1.17%       1.17%       1.21%           1.38%+
 Net investment income                      4.25+             3.97          4.44        4.69        4.62             4.74+
-------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       31%               28%           49%         37%         75%              30%
-------------------------------------------------------------------------------------------------------------------------

(1) For the six months ended October 31, 1999 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period from May 23, 1994 (inception date) to April 30, 1995.
(4) Total return for Class B shares for the period ended April 30, 1995 includes the effect of the cash contribution from the adviser which was made on October 24, 1994. The total amount of this contribution was $221,558. Without this cash contribution the total return would have been 5.55%.
(5) The investment adviser and administrator waived all or part of their fees for the six months ended October 31, 1999 and the years ended April 30, 1999, 1998, 1997, 1996 and the period ended April 30, 1995. In addition, the investment adviser has reimbursed the Fund for $53,166, $85,446 and $64,336 in expenses for the years ended April 30, 1997, 1996 and the period ended April 30, 1995, respectively. If such fees were not waived and expenses were not reimbursed, the per share effect on the net investment income and the ratios of expenses to average net assets would have been as follows:

                                      Per Share Decreases
                                    to Net Investment Income
                    ------------------------------------------------------------
                    1999(1)     1999       1998       1997       1996       1995
                    ------      ----       ----       ----       ----       ----
Class B             $0.0        $0.01      $0.05      $0.07      $0.11      $0.11

                                          Expense Ratios
                                       Without Fee Waivers
                                        and Reimbursements
                   -------------------------------------------------------------
                   1999(1)      1999       1998       1997       1996        1995
                   ------       ----       ----       ----       ----        ----
Class B            1.47%+       1.51%      1.63%      1.93%      2.29%       2.59%+

 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.

--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                           23

For a share of each class of beneficial interest outstanding throughout each year ended April 30, except where noted:

Class L Shares                              1999(1)(2)       1999(2)(3)     1998          1997           1996(4)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $10.86         $10.76     $10.27        $10.26           $10.28
----------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income(5)                         0.22           0.43       0.47          0.47             0.45
 Net realized and unrealized gain (loss)         (0.79)          0.20       0.48          0.17             0.06
----------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              (0.57)          0.63       0.95          0.64             0.51
----------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                           (0.22)         (0.44)     (0.46)        (0.48)           (0.47)
 Net realized gains                                 --          (0.09)        --         (0.13)           (0.06)
 In excess of net realized gains                    --             --         --         (0.02)              --
----------------------------------------------------------------------------------------------------------------
Total Distributions                              (0.22)         (0.53)     (0.46)        (0.63)           (0.53)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $10.07         $10.86     $10.76        $10.27           $10.26
----------------------------------------------------------------------------------------------------------------
Total Return                                     (5.34)%++       5.90%      9.38%         6.43%            4.99%++
----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                $3,651         $3,157     $2,110          $913             $614
----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses(5)                                      1.36%+         1.43%      1.21%         1.21%            1.25%+
 Net investment income                            4.22+          3.94       4.39          4.66             4.80+
----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             31%            28%       49%            37%              75%
----------------------------------------------------------------------------------------------------------------

(1) For the six months ended October 31, 1999 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) On June 12, 1998, Class C shares were renamed Class L shares.
(4) For the period from May 16, 1995 (inception date) to April 30, 1996.
(5) The investment adviser and administrator waived all or part of their fees for the six months ended October 31, 1999 and the years ended April 30, 1999, 1998, 1997 and the period ended April 30, 1996. In addition, the investment adviser has reimbursed the Fund for $53,166 and $85,446 in expenses for the year ended April 30, 1997 and the period ended April 30, 1996, respectively. If such fees were not waived and expenses were not reimbursed, the per share effect on the net investment income and the ratios of expenses to average net assets would have been as follows:

                                Per Share Decreases
                             to Net Investment Income
                  --------------------------------------------------
                   1999(1)     1999       1998       1997       1996
                   ------      ----       ----       ----       ----
Class L            $0.01       $0.01      $0.04      $0.06      $0.10

                                   Expense Ratios
                                 Without Fee Waivers
                                 and Reimbursements
                  ---------------------------------------------------
                  1999(1)      1999       1998       1997        1996
                  ------       ----       ----       ----        ----
Class L           1.51%+      1.55%      1.67%      1.96%       2.38%+

 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.

--------------------------------------------------------------------------------
24                                       1999 Semi-Annual Report to Shareholders

Trustees                                          Investment Adviser
Herbert Barg                                      and Administrator
Alfred J. Bianchetti                              SSB Citi Fund Management LLC
Martin Brody
Dwight B. Crane                                   Distributor
Burt N. Dorsett                                   CFBDS, Inc.
Elliott S. Jaffe
Stephen E. Kaufman                                Custodian
Joseph J. McCann                                  PNC Bank, N.A.
Heath B. McLendon, Chairman
Cornelius C. Rose, Jr.                            Transfer Agent
James J. Crisona, Emeritus                        PFPC Global Fund ServicesP.O. Box 9699
                                                  Providence, Rhode Island 02940-9699
Officers
Heath B. McLendon                                 This report is submitted for the general
President and                                     information of the shareholders of Smith
Chief Executive Officer                           Barney Oregon Municipals Fund. Itis not
                                                  authorized for distribution to
Lewis E. Daidone                                  prospective investors unless accompanied
Senior Vice Presidentand Treasurer                or preceded by a current Prospectus for
                                                  the Fund, which con tains information
Peter M. Coffey                                   concerning the Fund's investment
Vice President                                    policies and expenses as well as other
                                                  pertinent information. Salomon Smith
Anthony Pace                                      Barney is a service mark of Salomon
Controller                                        Smith Barney Inc.

Christina T. Sydor                                Smith Barney
Secretary                                         Oregon Municipals Funds
                                                  388 Greenwich Street, MF-2
                                                  New York, New York 10013

                                                  www.smithbarney.com/mutualfunds

                                                  FD0820 12/99